J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan Michigan Municipal Bond Fund

(All Share Classes)

(A series of JPMorgan Trust II)

Supplement dated August 14, 2014

to the Summary Prospectus dated July 1, 2014, as supplemented

At a special meeting of shareholders held on August 13, 2014, the shareholders of the JPMorgan Michigan Municipal Bond Fund approved the proposed Agreement and Plan of Reorganization by and among JPMorgan Trust I, on behalf of its series JPMorgan Intermediate Tax Free Bond Fund (the “Acquiring Fund”), and JPMorgan Trust II, on behalf of its series JPMorgan Michigan Municipal Bond Fund, pursuant to which the JPMorgan Michigan Municipal Bond Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund, in exchange for shares of the corresponding class of the Acquiring Fund, as set forth in the following table, and the assumption by the Acquiring Fund of all the liabilities of the JPMorgan Michigan Municipal Bond Fund followed immediately by the distribution by the JPMorgan Michigan Municipal Bond Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the JPMorgan Michigan Municipal Bond Fund. The reorganization is expected to close as of the close of business on August 29, 2014.

JPMorgan Michigan Municipal Bond Fund	reorganized into	JPMorgan Intermediate Tax Free Bond Fund
Class A	ð	Class A
Class B	ð	Class B
Class C	ð	Class C
Select Class	ð	Select Class

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MMB-814